(Losses)/Gains On Derivative Instruments And Other Financial Items, Net	12 Months Ended
Dec. 31, 2025
Derivative Instruments and Hedging Activities Disclosure [Abstract]
(Losses)/Gains On Derivative Instruments And Other Financial Items, Net

10.	(LOSSES)/GAINS ON DERIVATIVE INSTRUMENTS AND OTHER FINANCIAL ITEMS, NET
(Losses)/gains on derivative instruments, net is comprised of the following:

	Year ended December 31,
(in thousands of $)	2025	2024	2023
Unrealized MTM adjustment for interest rate swap (“IRS”) derivatives	(11,161)	(5,971)	(15,583)
Net interest income on undesignated IRS derivatives	3,339	6,036	8,356
(Losses)/gains on derivative instruments, net	(7,822)	65	(7,227)

Other financial items, net is comprised of the following:

	Year ended December 31,
(in thousands of $)	2025	2024	2023
Loss on debt extinguishment (1)	(9,954)	—	—
Financing arrangement fees and other related costs (2)	(3,316)	(5,157)	(1,667)
Foreign exchange (loss)/gain on operations	(1,716)	205	(941)
Amortization of debt guarantees (3)	106	1,432	2,019
Other	(698)	(797)	(311)
Other financials items, net	(15,578)	(4,317)	(900)
(1) Loss on debt extinguishment relates to the $10.0 million write-off of unamortized deferred financing costs following the refinancing of the $700 million Gimi facility ahead of maturity (note 19). No similar costs were incurred for the years ended December 31, 2024 and 2023.
(2) Financing arrangement fees and other related costs for the years ended December 31, 2025 and 2024 included $2.4 million and $5.0 million , respectively, of financial charges incurred by the FLNG Hilli's lessor VIE. No similar costs were incurred for the year ended December 31, 2023.
(3) “Amortization of debt guarantees” relates to guarantee fees earned for the provision of charter guarantees related to our former equity method investment, Golar Partners, and debt guarantees for certain CoolCo’s sale and leaseback arrangements, all of which ended during the year ended December 31, 2024.